CONSOLIDATED STATEMENTS OF LOSS - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Statement
REVENUE AND OTHER INCOME	$ 7,199	$ 5,084
COSTS AND EXPENSES
General and administrative	5,172	5,127
Project and royalty generation costs, net	8,430	8,446
Depletion, depreciation, and direct royalty taxes	1,226	844
Share-based payments	1,994	1,245
TOTAL COSTS AND EXPENSES	16,822	15,662
Loss from operations	(9,623)	(10,578)
Change in fair value of fair value through profit or loss assets	6,162	362
Gain on sale of marketable securities	250	61
Foreign exchange loss	(177)	(3,646)
Impairment of accounts receivable		(434)
Loss before income taxes	(3,388)	(14,235)
Deferred income tax recovery (expense)	(2,113)	415
Income tax expense	(506)	0
Loss for the year	$ (6,007)	$ (13,820)
Basic and diluted loss per share	$ (0.07)	$ (0.17)
Weighted average no. of shares outstanding - diluted	83,680,193	81,801,575